UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2018

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 21, 2018, the Interpublic Group of Companies, Inc. (the “Company”) completed its offering and sale of $500 million aggregate principal amount of its 3.500% Senior Notes due 2020 (the “2020 Notes”), $500 million aggregate principal amount of its 3.750% Senior Notes due 2021 (the “2021 Notes”), $500 million aggregate principal amount of its 4.650% Senior Notes due 2028 (the “2028 Notes”) and $500 million aggregate principal amount of its 5.400% Senior Notes due 2048 (the “2048 Notes” and, together with the 2020 Notes, the 2021 Notes and the 2028 Notes, the “Notes”).

The Notes were issued under an indenture, dated as of March 2, 2012 (the “Base Indenture”), with U.S. Bank National Association, as trustee (the “Trustee”), which is incorporated by reference as Exhibit 4.1 hereto, and (i) a fifth supplemental indenture, with respect to the 2020 Notes, (ii) a sixth supplemental indenture, with respect to the 2021 Notes, (iii) a seventh supplemental indenture, with respect to the 2028 Notes and (iv) an eighth supplemental indenture, with respect to the 2048 Notes (collectively, the “Supplemental Indentures” and together with the Base Indenture, the “Indenture”), each dated as of September 21, 2018, between the Company and the Trustee, which are filed as Exhibits 4.2, 4.3, 4.4 and 4.5 hereto, respectively.

The Notes are unsecured senior obligations of the Company, and rank senior in right of payment to all existing and future indebtedness that is, by its terms, expressly subordinated in right of payment to the Notes and equally in right of payment with all other unsecured senior indebtedness of the Company. The 2020 Notes mature on October 1, 2020, and bear interest at an annual rate of 3.500%. The 2021 Notes mature on October 1, 2021, and bear interest at an annual rate of 3.750%. The 2028 Notes mature on October 1, 2028, and bear interest at an annual rate of 4.650%.The 2048 Notes mature on October 1, 2048, and bear interest at an annual rate of 5.400%. The Company will pay interest on each series of the Notes semi-annually on April 1 and October 1 of each year, commencing April 1, 2019.

The Notes are not entitled to any sinking fund payments. The Company may redeem each series of the Notes at any time in whole or from time to time in part in accordance with the provisions of the Indenture. If the Company’s previously announced acquisition of Acxiom Corporation’s Marketing Solutions business is terminated or does not close on or prior to June 30, 2019, the Company will be required to redeem the 2020 Notes, the 2021 Notes and the 2028 Notes at a redemption price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date.

Upon the occurrence of a change of control repurchase event (defined and described more fully in each of the Supplemental Indentures to mean certain changes in control of the Company that result in ratings downgrades) with respect to the Notes, each holder of the Notes will have the right to require the Company to purchase that holder’s Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of repurchase, unless the Company has exercised its option to redeem all the Notes.

In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company or certain of its majority-owned subsidiaries, all outstanding Notes will become due and payable immediately. If any other event of default specified in the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of each series of the outstanding Notes may declare the principal of such series of Notes immediately due and payable.

The Indenture contains certain limitations on the ability of the Company and certain majority-owned subsidiaries to grant liens without equally securing the Notes, or to enter into certain sale and lease-back transactions. These covenants are subject to a number of important exceptions and limitations, as further provided in the Indenture, as applicable.

The foregoing description of the Notes, the Base Indenture and the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to such documents.

Item 2.03. Creation of Direct Financial Obligation.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On September 18, 2018, in connection with the offering and sale of the Notes, the Company entered into a terms agreement (the “Terms Agreement”), between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto. A copy of the Terms Agreement is attached hereto as Exhibit 1.1 and incorporated by reference herein.

On September 21, 2019, the Company issued a press release announcing the completion of its offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Terms Agreement, dated as of September 18, 2018, between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

4.1	Senior Debt Indenture, dated as of March 2, 2012, between the Company and U.S. Bank National Association, as Trustee, (incorporated by reference to Exhibit 4(iii)(A) to the Company’s Annual Report on Form 10-K for year ended December 31, 2017, filed with the SEC on February 26, 2018).

4.2	Fifth Supplemental Indenture, dated as of September 21, 2018, between the Company and U.S. Bank National Association, as Trustee.

4.3	Sixth Supplemental Indenture, dated as of September 21, 2018, between the Company and U.S. Bank National Association, as Trustee.

4.4	Seventh Supplemental Indenture, dated as of September 21, 2018, between the Company and U.S. Bank National Association, as Trustee.

4.5	Eighth Supplemental Indenture, dated as of September 21, 2018, between the Company and U.S. Bank National Association, as Trustee.

4.6	Form of Global Note representing 3.500% Senior Notes due 2020 (included as part of Exhibit 4.2).

4.7	Form of Global Note representing 3.750% Senior Notes due 2021 (included as part of Exhibit 4.3).

4.8	Form of Global Note representing 4.650% Senior Notes due 2028 (included as part of Exhibit 4.4).

4.9	Form of Global Note representing 5.400% Senior Notes due 2048 (included as part of Exhibit 4.5).

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.1).

99.1	Press Release, dated September 21, 2018 (filed pursuant to Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: September 21, 2018	By:	/s/ Andrew Bonzani
Name: Andrew Bonzani
Title: Senior Vice President, General Counsel and Secretary